UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549


	FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):	February 22, 2000


	BAB Holdings, Inc.

	(Name of small business issuer in its charter)


		Illinois			0-27068			36-3857339

(State or other jurisdiction		(Commission			(IRS Employer
	of incorporation)		File Number)			Identification
No.)


	8501 West Higgins Road, Suite 320, Chicago, Illinois		  60631

	(Address of principal executive offices)				(Zip Code)


Issuer's telephone number  (312) 380-6100



	(Former name, former address and former fiscal year, if changed since last report.)



	TABLE OF CONTENTS

	Page


Item 1.	Changes in Control of Registrant	1

Item 2.	Acquisition or Disposition of Assets	1

Item 3.	Bankruptcy or Receivership	1

Item 4.	Changes in Registrant's Certifying Accountant	1

Item 5.	Other Events	2

Item 6.	Resignation of Registrant's Directors	2

Item 7.	Financial Statements and Exhibits	 2

Item 8.	Change in Fiscal Year	 2

SIGNATURE	2

INDEX TO EXHIBITS	3



Item 1.  Changes in Control of Registrant

	Not applicable.

Item 2.	Acquisition or Disposition of Assets

            Not applicable.

Item 3.  Bankruptcy or Receivership

	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

	Not applicable.

Item 5.  Other Events

	None.

Item 6.  Resignation of Registrant's Directors

	Not applicable.




Item 7.  Financial Statements and Exhibits

	Not applicable.


Item 8.  Change in Fiscal Year

	(a) Effective with the 1999 fiscal year end, the Company has elected to change its fiscal year end to a 52/53 week year ending on the last Sunday in November. The fiscal year end for 1999 is November 28, 1999.

	(b) This change was made on February 15, 2000.

	(c) The report covering the transition period will be filed in the Company's 10-KSB to be filed on or before February 28, 2000.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						BAB HOLDINGS, INC.


Dated:  February 22, 2000				By:    s/   MARK E. MAJEWSKI

Mark E. Majewski, Chief Financial Officer
(Principal accounting and financial officer)




Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC 20549